SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                        EVERGREEN DOMESTIC EQUITY FUNDS I
                       EVERGREEN DOMESTIC EQUITY FUNDS II
                             EVERGREEN SECTOR FUNDS
                    EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
                          EVERGREEN TAX STRATEGIC FUNDS
                            EVERGREEN BALANCED FUNDS
                          EVERGREEN EQUITY INDEX FUNDS
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                     EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                          EVERGREEN MONEY MARKET FUNDS
                   EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
                        EVERGREEN VARIABLE ANNUITY FUNDS
                           (collectively, the "Funds")

I. The following section has been added to the prospectus(es) of each of the
Funds:

LEGAL PROCEEDINGS

EIMC has informed the Funds of the following:

Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

     In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission informed Evergreen that the staff is considering recommending to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement involving a former Evergreen employee and an individual broker pursuant to which the broker, on behalf of a client, made exchanges to and from a Fund during the period December, 2000, through April, 2003, in excess of the limitations set forth in the Fund's prospectus, (ii) purchase and sale activity from September, 2001, through January, 2003, by a former Evergreen portfolio manager in the Fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the Funds' prospectuses, and (iv) the adequacy of e-mail retention practices. Evergreen currently intends to make a written Wells submission explaining why it believes that no such enforcement action should be instituted, and Evergreen also intends to engage in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen Funds.

Evergreen does not believe the foregoing investigations and action will have a material adverse impact on the Evergreen Funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Fund shares, which could increase Fund transaction costs or operating expenses, or have other adverse consequences on the Funds.




August 3, 2004